                             NINETEENTH AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT AND
                               AMENDMENT AGREEMENT


         This Nineteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement (this "Amendment" or this "Nineteenth Amendment") is entered into effective December 19, 2003 between Bank One, NA (successor by merger to Bank One, Michigan), with its main office in Chicago, Illinois ("Bank One"), PNC Bank, National Association (collectively with Bank One, the "Banks"), with Bank One as agent for the Banks (the "Agent"), Owosso Corporation, Ahab Investment Company, SMX Liquidation Corp., Inc., f/k/a Snowmax Incorporated, Stature Electric, Inc. ("Stature"), Owosso Motor Group, Inc., and Owosso-Delaware, Inc., f/k/a Cramer Company (collectively, the "Borrowers").

                                    RECITALS

         This Amendment is based on the following recitals ("Recitals"), which are incorporated into and made a part of this Amendment:

         1. The Banks and the Borrowers are parties to an Amended and Restated Credit Agreement dated as of January 22, 1999, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 14, 2000, a Second Amendment to Amended and Restated Credit Agreement dated as of September 28, 2000, a Third Amendment to Amended and Restated Credit Agreement, Revolving Credit Note, Amended and Restated Pledge Agreement and Security Agreement dated effective as of October 29, 2000, a Fourth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes and Security Agreement dated as of November 30, 2000, a Fifth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes, Amended and Restated Pledge Agreement and Security Agreement dated January 24, 2001, an Amendment Agreement dated February 12, 2001 (as amended, and as may be further amended, the "Amendment Agreement"), a Seventh Amendment to Amended and Restated Credit Agreement dated as of May 9, 2001, an Eighth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated as of July 31, 2001, a Ninth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated January 7, 2002, a Tenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated February 7, 2002, an Eleventh Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated May 16, 2002, a Twelfth Amendment to Amended and Restated Credit Agreement and Amendment Agreement as of July 8, 2002, a Thirteenth Amendment to Amended and Restated Credit Agreement, Amendment Agreement, Amended and Restated Pledge Agreement and Security Agreement dated July 30, 2002, a Fourteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated effective as of September 30, 2002, a Fifteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated October 27, 2002, a Sixteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated December 13, 2002, a Seventeenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement (the "Seventeenth Amendment") dated on or about April 10, 2003, an Eighteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated September 10, 2003 (the "Eighteenth Amendment"), (as amended, including as amended by the Amendment Agreement, and as may be further amended, the "Loan Agreement") and two Revolving Credit Notes dated on or about December 13, 2002 each running in favor of one of the Banks (the "Notes") as well as various other documents executed previously, simultaneously therewith or subsequently pursuant to or in connection with the Loan Agreement (all of the foregoing, including the Loan Agreement, as amended by this Nineteenth Amendment, are collectively referred to as the "Loan Documents"). Capitalized terms used but not defined in this Nineteenth Amendment have the same meanings as in the Amendment Agreement.

         2. DWZM, Inc. and AAC Liquidation Corp., Inc., f/k/a Astro Air Coils, Inc. (collectively, the "Dissolved Borrowers") were Borrowers under the Loan Documents. Both of the Dissolved Borrowers have had their corporate existences dissolved in accordance with the laws of their respective states of incorporation and no longer exist.

         3. Each Party acknowledges and agrees that (i) the Amendment Agreement is in full force and effect, as amended and supplemented by the Loan Documents;
(ii) the Banks have fully performed all of their obligations under the Loan Documents (including the Amendment Agreement); (iii) the Banks have no obligation to continue to lend to Borrowers or to forbear from enforcing their rights and remedies beyond the Forbearance Period (as extended by the Seventeenth Amendment); and (iv) the Banks have made no representations of any nature or kind that funding in any amount will continue, or that the Forbearance Period will be extended beyond the expiration thereof.

         4. Each Party represents and warrants to the Banks that it has received direct and substantial economic benefit from all of the Obligations and that it will continue to receive direct and substantial economic benefit from such loans from the Agent and/or any of the Banks, and from any other loans made or which may be made in the future to any of the Borrowers by the Agent, the Banks or any of them.

         5. Under the terms of the Seventeenth Amendment, the Parties set various financial covenants and required reductions of the Commitments based on Stature's projected performance for 2003. The Parties are in default of the financial covenant and did not meet the October 31, 2003 stepdown in the Commitment and therefore in default under the Amendment Agreement, the Loan Agreement and the Loan Documents, but the Parties believe they will be able to satisfy the Obligations in full on or before March 31, 2004. The Parties have asked the Banks to waive the forgoing defaults, and extend the Forbearance Period and the Termination Date on the terms and conditions described in this Amendment.

         6. Subject to the terms and conditions of this Nineteenth Amendment, and in reliance on the Parties' agreements, acknowledgments, representations, and warranties in this Nineteenth Amendment, the Banks have agreed to waives certain defaults for a limited time, and forbear from enforcing their rights and remedies on account of the Specified Defaults, the New Defaults and the Additional Defaults under the Loan Documents and applicable law, as set forth below.

                                    AGREEMENT

         Based on the foregoing Recitals (which are incorporated herein as representations, warranties, acknowledgments and agreements of the parties, as the case may be) and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, Borrowers and Banks agree as follows:

A.       For the period from the date of this Amendment through the earlier of
         (i) January 31, 2004 or (ii) the occurrence of a default or an Event of Default under the Loan Documents (the "Waiver Period") the Banks waive the Second Additional Defaults, Borrowers' compliance with the EBITDA covenant contained in Section 7(f) of the Amendment Agreement for each month through and including January 31, 2004, and the Borrowers' failure to make the $250,000 Mandatory Reduction to the Commitments on October 31, 2003, (collectively, the "Third Additional Defaults"). The Waiver Period may be extended or expanded by the Banks at any time in their sole discretion by providing written notice to Borrowers. The fact that the Banks have waived the Second Additional Defaults and the Third Additional Defaults during the Waiver Period is not an agreement by the Banks to waive any other defaults or to waive the Second Additional Defaults or the Third Additional Defaults during any other time periods.

B. The definition of "Termination Date" in Section 1.1 of the Loan Agreement is amended to revise the reference to "December 31, 2003" to instead read "March 31, 2004".

C. Section 1 of the Amendment Agreement is amended to change the date of the Forbearance Period from "December 31, 2003" to "March 31, 2004".

D. Simultaneously with the execution of this Amendment Borrowers must pay a $15,000 amendment fee to the Agent for the ratable benefit of the Banks, which fee is fully earned by the Banks when they execute this Amendment.

E. From and after the date of this Amendment, references in the Loan Documents (i) to the Loan Agreement are to be treated as referring to the Loan Agreement, as amended by this Amendment, (ii) to the Amendment Agreement are to be treated as referring to the Amendment Agreement, as amended by this Amendment; and (iii) to "obligations", "Obligations" and "liabilities" are to be treated as referring to all indebtedness and obligations referred to in this Nineteenth Amendment or the Loan Documents.

F. Subsequent to execution and delivery of this Amendment, Borrowers must cause to be executed and delivered to the Banks such financing statements, resolutions and other agreements that the Banks may reasonably require to effectuate the transactions contemplated by this Amendment. Borrowers must continue to pay all costs and expenses (including reasonable attorneys' fees) incurred by the Banks in accordance with the terms of the Loan Documents, including the Amendment Agreement. Additionally, on or before January 15, 2004, the Borrowers will provide to Bank One evidence of insurance covering all of the assets of the Borrowers naming the Agent, for the benefit of the Banks, as lender loss payee and mortgagee payee, as appropriate, and otherwise in form and substance acceptable to the Agent in its sole discretion.

G. Each Borrower expressly acknowledges and agrees that (i) each Borrower, jointly, jointly and severally, and severally remains liable for any and all obligations and indebtedness under the Loan Documents and (ii) except to the extent heretofore released, all collateral security and security interests, liens, pledges, and mortgages heretofore or hereafter granted the Banks under the Loan Documents, extend to and cover all of each Borrower's obligations to the Banks, now existing or hereafter arising including, without limitation, those arising in connection with this Amendment and under all guaranty agreements now or in the future given by any Borrower in either Bank's favor, each Borrower's present and future obligations to the Banks under foreign exchange contracts, derivatives or hedging transactions, including but not limited to interest rate, commodity, currency, or credit swaps or options that may be provided from time to time by the Banks to the Borrowers, all of which security interests, liens, pledges, and mortgages are ratified, reaffirmed, confirmed and approved.

H. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Nineteenth Amendment other than those which are set forth in this Nineteenth Amendment.

I.       Reservation of Rights.

         (a) The Amendment Agreement grants a limited forbearance until the expiration of the Forbearance Period on the terms and conditions set forth in the Amendment Agreement (as amended by this Nineteenth Amendment) and a limited waiver of the Second Additional Defaults and the Third Additional Defaults through the Waiver Period. Except as provided in the immediately preceding sentence and notwithstanding anything to the contrary in this Nineteenth Amendment or the Amendment Agreement, all of the Banks' rights and remedies with respect to the Parties are expressly reserved. Likewise, except for the waiver of the Second Additional Defaults and the Third Additional Defaults during the Waiver Period, nothing herein shall be deemed to constitute a waiver of any default existing as of the date hereof or new Events of Default or defaults or shall in any way prejudice the rights and remedies of the Banks under the Loan Documents (including the Amendment Agreement) or applicable law. Further, the Banks shall have the right to waive any conditions set forth in this Nineteenth Amendment or the Loan Documents, in their sole discretion, and any waiver shall not prejudice, waive or reduce any other right or remedy which the Banks may have against the Parties or any of them. However, the Parties agree that no waiver by the Banks of any right or condition of this Nineteenth Amendment or the Loan Documents shall be effective unless contained in a writing signed by an authorized agent of the Agent or each of the Banks, as appropriate.

         (b) ANYTHING CONTAINED IN THIS NINETEENTH AMENDMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS NINETEENTH AMENDMENT OR IN ANY OTHER AGREEMENT SHALL IN ANY WAY RESTRICT OR PROHIBIT THE BANKS' RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR

J.       Each Borrower represents and warrants to the Banks that:

         (1) (a) The execution, delivery and performance of this Amendment by the Borrowers and all agreements and documents delivered by Borrowers in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not require any consent or approval of its stockholders or members, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation, articles of organization, or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

                   (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Borrowers of this Amendment and all agreements and documents delivered in connection with this Amendment.

                   (c) This Amendment and all agreements and documents delivered by Borrowers in connection with this Amendment are the legal, valid and binding obligations of each Borrower enforceable against it in accordance with the terms thereof.

         (2) After giving effect to the amendments contained in this Amendment, all of the representations and warranties contained in the Loan Documents other than those set forth in Section 4.6 thereof are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

         (3) Each Borrower's interim financial statements furnished to the Banks, fairly present such Borrower's financial condition as of such dates and the results of such Borrower's operations for the periods indicated. The Borrowers' consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and since the date of the last such financial statement there has been no material adverse change in such financial condition.

         (4) Except for the Specified Defaults, the New Defaults, the Additional Defaults, the Second Additional Defaults, and the Third Additional Defaults such Borrower has duly and properly performed, complied with and observed each of its covenants, agreements, and obligations contained in the Loan Documents.

         (5) Any party executing this Nineteenth Amendment in a representative capacity on behalf of such Borrower has the authority to execute this Nineteenth Amendment and legally bind such Borrower.

         (6) Such Borrower has not assigned any claim, set off or defense to any individual or entity.

K. This Nineteenth Amendment and all of the Exhibits and other written material delivered by any one or more of the Parties to the Banks in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to the Banks that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely, any Party's financial condition or business prospects.

L. The terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement, the Amendment Agreement and the other Loan Documents. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement, the Amendment Agreement and the other Loan Documents remain in full force and effect and are ratified, reaffirmed, confirmed, and approved.

M. No failure or delay on the part of the Agent or either of the Banks in the exercise of any power or right, and no course of dealing between any one or more of the Parties and the Agent or either of the Banks, operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to the Agent or either of the Banks at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents entitles any such Party to any other or further notice or demand in similar or other circumstances, or waives the right of the Agent or either of the Banks to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this Nineteenth Amendment or the Loan Documents and any consent to any departure by any one or more of the Parties from the terms of any provision of this Nineteenth Amendment or the Loan Documents is effective only if in writing signed by an authorized officer of the Agent or the Banks, as appropriate, and only in the specific instance and for the specific purpose for which given.

N. All agreements, representations and warranties made in this Nineteenth Amendment (and all agreements referred to or incorporated herein) survive the execution of this Nineteenth Amendment (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this Nineteenth Amendment (or any documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by the Agent or the Banks (including by their agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto, are deemed to be material and to have been relied upon by the Agent and the Banks, notwithstanding any investigation heretofore or hereafter made by the Agent or the Banks or their agents.

O. The execution and delivery of this Nineteenth Amendment (and all agreements and documents referred to herein) does not impair or affect any other security (by endorsement or otherwise) for the Obligations, or any one or more of the Parties' other obligations to the Banks. No security taken before or after as security for the Obligations impairs or affects this Nineteenth Amendment (or any agreement or document referred to herein). All present and future additional security is to be considered as cumulative security.

P. This Nineteenth Amendment and the Exhibits and Schedules hereto constitute the Parties' and the Banks' entire understanding with respect to the subject matter hereof. Modifications or amendments to this Nineteenth Amendment must be in writing and signed by the party to be charged in order to be effective. This Nineteenth Amendment is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Nineteenth Amendment is binding on each Party and their respective successors, assigns, heirs, and personal representatives and shall inure to the Banks' benefit and the benefit of their successors and assigns. If any provision of this Nineteenth Amendment conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Nineteenth Amendment.

Q. This Nineteenth Amendment is being entered into among competent persons, who are experienced in business and represented by counsel, and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this Nineteenth Amendment will not necessarily be construed against any particular party as the drafter of such language.

R. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement or the other Loan Documents, the terms of this Amendment govern and control.

S. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument.

T. STATUTE OF FRAUDS. THIS NINETEENTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE BANKS AND THE PARTIES WITH REGARD TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN EITHER OF THE BANKS OR THE AGENT, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS NINETEENTH AMENDMENT AND SHALL NOT SURVIVE THE EXECUTION OF THIS NINETEENTH AMENDMENT.

U.       WAIVER OF JURY TRIAL.

              BORROWERS AND BANKS EACH ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BORROWERS AND BANKS EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER OF THE BANKS NOR ANY BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.

V. RELEASE. AS OF THE DATE HEREOF EACH OF THE BORROWERS REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST EITHER OF THE BANKS OR THE AGENT. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OF THE BORROWERS INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE BORROWERS, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES EACH OF THE BANKS AND THE AGENT, THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION THAT NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY EITHER OF THE BANKS OR THE AGENT UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH EITHER OF THE BANKS OR THE AGENT AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE BORROWERS, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE BORROWERS HAS OR MAY HAVE HAD WITH EITHER OF THE BANKS AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE, BUT DOES NOT INCLUDE THE PARTIES' FUTURE RIGHTS TO RECEIVE LOANS UNDER THE TERMS OF THE LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, OR AS TO AMOUNTS ON DEPOSIT WITH EITHER OF THE BANKS OR STOCK CERTIFICATES PLEDGED TO AND HELD BY EITHER OF THE BANKS AS COLLATERAL FOR THE OBLIGATIONS.


BANK ONE, NA (successor by merger to                          PNC BANK, NATIONAL ASSOCIATION
Bank One, Michigan), individually and as Agent

By: /s/ Patricia S. Carpen                                    By:  /s/ Frank P. Devine
    --------------------------------------                        -----------------------------------------
       Patricia S. Carpen, Vice President                              Frank P. Devine, Vice President


OWOSSO CORPORATION                                            AHAB INVESTMENT COMPANY

By: /s/ George B. Lemmon, Jr.                                 By:  /s/ George B. Lemmon, Jr.
    --------------------------------------                        -----------------------------------------
       George B. Lemmon, Jr., President & CEO                          George B. Lemmon, Jr., President


SMX LIQUIDATION CORP., INC.                                   STATURE ELECTRIC, INC.

By: /s/ George B. Lemmon, Jr.                                 By:  /s/ George B. Lemmon, Jr.
    --------------------------------------                        -----------------------------------------
       George B. Lemmon, Jr., President                                George B. Lemmon, Jr., Vice President


OWOSSO-DELAWARE, INC.                                         OWOSSO MOTOR GROUP, INC.

By: /s/ George B. Lemmon, Jr.                                 By:  /s/ George B. Lemmon, Jr.
    --------------------------------------                        -----------------------------------------
       George B. Lemmon, Jr., President                                George B. Lemmon, Jr., President


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